UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 14, 2004

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GIBRALTAR INDUSTRIES, INC.

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(Exact name of registrant as specified in its charter)

Delaware                        0-22462                16-1445150
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(State or other jurisdiction           (Commission             (IRS Employer
            of incorporation)                          File Number)          Identification No.)

3556 Lake Shore Road
P.O. Box 2028
Buffalo, New York                         14219-0228
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(Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code (716) 826-6500
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(formerly Gibraltar Steel Corporation)
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(Former name or former address, if changed since last report)

Item 7.01.     Regulation FD Disclosure.

            The registrant released the following press release on February 14, 2005:

    Exhibit 99.1 is incorporated by reference under this Item 7.01

            The registrant hosted its fourth quarter 2004 earnings conference call on February 15, 2005, during which the registrant presented information regarding its fourth quarter 2004 earnings.   Pursuant to Regulation FD and the requirements of Item 7.01 of Form 8-K, registrant hereby furnishes the Fourth Quarter 2004 Earnings Conference Call as Exhibit 99.2 to this report.

    Exhibit 99.2 is incorporated by reference under this Item 7.01.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 16, 2005              GIBRALTAR INDUSTRIES, INC.

                                                             /S/  David W. Kay
                                                         Name: David W. Kay
                                                        Title:   Chief Financial Officer

EXHIBIT INDEX

          Exhibit 99.1    Text of Press Release

          Exhibit 99.2    Earnings Conference Call script February 15, 2005